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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 5, 2008



                         CHENIERE ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

            Delaware                      1-33366                20-5913059
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)

           700 Milam Street
               Suite 800
             Houston, Texas                                          77002
(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

     On February 5, 2008, representatives of Cheniere Energy, Inc. ("CEI") will make a presentation about CEI at the 2008 Credit Suisse Energy Summit. Pages 2, 5, 6, 8, 11 through 22 and 24 of the presentation pertain to Cheniere Energy Partners, L.P. The presentation is attached as Exhibit 99.1 to CEI's Current Report on Form 8-K furnished on February 5, 2008. Pages 2, 5, 6, 8, 11 through 22 and 24 are incorporated by reference into this Item 7.01.

     The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number         Description
------         -----------

99.1 Pages 2, 5, 6, 8, 11 through 22 and 24 of the Cheniere Energy, Inc. corporate presentation, dated February 5, 2008 (Incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.'s Current Report on Form 8-K furnished on February 5, 2008).



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHENIERE ENERGY PARTNERS, L.P.

                                           By: CHENIERE ENERGY PARTNERS GP, LLC,
                                               its general partner


     Date: February 5, 2008                By: /s/ Don A. Turkleson
                                               --------------------
                                               Name:  Don A. Turkleson
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

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EXHIBIT INDEX


Exhibit
Number         Description
------         -----------

99.1 Pages 2, 5, 6, 8, 11 through 22 and 24 of the Cheniere Energy, Inc. corporate presentation, dated February 5, 2008 (Incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.'s Current Report on Form 8-K furnished on February 5, 2008).*

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*Filed herewith